SECOND AMENDED AND RESTATED CREDIT AGREEMENT



                                  by and among



                           SHERIDAN HEALTHCARE, INC.,
                                  as Borrower,


                       NATIONSBANK, NATIONAL ASSOCIATION,
                             as Agent and as Lender

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME




                                 April 30, 1998

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 30, 1998 (the "Agreement"), is made by and among SHERIDAN HEALTHCARE, INC., a Delaware corporation having its principal place of business in Hollywood, Florida (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("NationsBank"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 12.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 11.9, the "Agent");

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, (a) the Borrower and NationsBank have heretofore entered into a Revolving Credit Agreement dated November 1, 1995 (the "Original Agreement") pursuant to which NationsBank agreed to make a revolving credit facility to the Borrower, which facility was guaranteed by certain subsidiaries and affiliates (the "Original Guarantors") of the Borrower by Guaranty Agreements (the
"Original Guarantys"), and (b) the Borrower and the Original Guarantors have secured their obligations pursuant to a Security Agreement dated November 1, 1995 (the "Original Security Agreement") by which the Borrower and the Original Guarantors granted to NationsBank a security interest in property described therein, and (c) the Borrower and certain subsidiaries and affiliates (the "Original Pledgors") have secured their obligations and the Borrower's obligations pursuant to a Securities Pledge Agreement dated November 1, 1995 (the "Original Pledge Agreement") pursuant to which the Original Pledgors granted to NationsBank a security interest in the securities described therein; and

         WHEREAS, by the Amended and Restated Credit Agreement dated March 12, 1997, as amended by the First Amendment to the Amended and Restated Credit Agreement dated December 17, 1997 (the "Existing Agreement") the Borrower, the Agent and certain Lenders (the "Existing Lenders") amended and restated the Original Agreement in its entirety; and

         WHEREAS,  in  conjunction  with  the  entering  into  of  the  Existing
Agreement, (a) the Original Guarantors amended and restated the Original Guarantys in their entirety pursuant to (i) that certain Amended and Restated Guaranty Agreement dated March 12, 1997 and (ii) subsequent Guaranty Agreements delivered to the Agent pursuant to Section 8.20 of the Existing Agreement (collectively, the "Existing Guarantys"), (b) the Borrower and the Original Guarantors amended and restated the Original Security Agreement in its entirety pursuant to (i) that certain Amended and Restated Security Agreement dated March 12, 1997 and (ii) subsequent Security Agreements delivered to the Agent pursuant to Section 8.20 of the Existing Agreement (collectively, the "Existing Security Agreements"), and (c) the Original Pledgors have amended and restated the Original Pledge Agreement in its entirety pursuant to (i) that certain Amended and Restated Securities Pledge Agreement and (ii) subsequent Securities Pledge Agreements delivered to the Agent pursuant to Section 8.20 of the Existing Agreement (collectively, the "Existing Pledge Agreements"); and

         WHEREAS, the Borrower has requested that the Lenders amend and restate the Existing Agreement in its entirety in order to provide for a revolving credit facility of $75,000,000, the proceeds of which are to be used as provided in Section 2.12 and which shall include a letter of credit facility of $2,000,000 for the issuance of standby letters of credit; and

         WHEREAS, the Lenders are willing to make such revolving credit and letter of credit facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:



                                    ARTICLE I
                             Definitions and Terms
                             ---------------------

1.1. Amendment and Restatement . The Borrower, the Agent, and the Lender hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Agreement, except as otherwise provided herein, shall be superseded by this Agreement.

         Notwithstanding the amendment and restatement of the Existing Agreement by this Agreement, the Borrower shall continue to be liable to the Agent and the Existing Lenders with respect to agreements on the part of the Borrower under the Existing Agreement to indemnify and hold harmless the Agent and Existing
Lenders from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Agent and the Existing Lenders may be subject arising in connection with the Existing Agreement. This Agreement is given as a substitution of, and not as a payment of, the obligations of Borrower under the Existing Agreement and is not intended to constitute a novation of the Existing Agreement. Except as otherwise selected by the Borrower by delivery of a Borrowing Notice or Interest Rate Protection Notice prior to the Closing Date in accordance with the terms hereof, upon the effectiveness of this Agreement all amounts outstanding and owing by Borrower under the Existing Agreement as of the Closing Date, as determined by the Lenders, shall constitute Advances hereunder accruing interest with respect to Base Rate Loans under the Existing Agreement, at the Base Rate hereunder. The parties hereto agree that the Interest Periods for all Eurodollar Rate Loans outstanding under the Existing Agreement on the Closing Date shall be terminated and the Borrower shall furnish to the Agent an Interest Rate Selection Notice for existing Loans and a Borrowing Notice for additional Loans as may be required in connection with the allocation of Loans among Lenders in accordance with their Applicable Commitment Percentages. All of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Agreement shall continue to be secured by the "Collateral" as defined in the Existing Agreement and the Borrower acknowledges and agrees that the "Collateral" as defined in the Existing Agreement remains subject to a security interest in favor of NationsBank in its capacity as Agent hereunder for the ratable benefit of the Lenders and to secure the liabilities of Borrower re-evidenced by this Agreement and the other Loan Documents.

1.2.    Definitions.   For the  purposes of this  Agreement,  in addition to the
definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

                  "Advance"  means  a  borrowing  under  the  Revolving   Credit
         Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

                  "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of the Borrower; or 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

                  "Applicable Commitment Percentage" means, with respect to each Lender that portion of the Total Revolving Credit Commitment (including its Participations and its obligations hereunder to the Issuing Bank to acquire Participations) allocable to such Lender (i) with respect to Lenders as of the Closing Date, as set forth in Exhibit A and (ii) with respect to any Person who becomes a Lender hereafter, as reflected in each Assignment and Acceptance to which such Lender is a party Assignee; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.1.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" and "Applicable Unused Fee" means for each Eurodollar Rate Loan that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:


         Tier     Consolidated Leverage Ratio        Eurodollar Applicable Margin       Applicable Unused Fee

         I        Less than 1.50 to 1.00                    1.000%                               0.250%

         II       Equal to or greater than 1.50 to          1.125%                               0.375%
                  1.00 and less than 2.00 to 1.00

         III      Equal to or greater than 2.00 to          1.375%                               0.375%
                  1.00 and less than 2.50 to 1.00

         IV       Equal to or greater than 2.50 to          1.875%                               0.500%
                  1.00 and equal to or less than 3.00
                  to 1.00

         From the Closing Date to through October 31, 1998, the Applicable Margin and Applicable Unused Fee shall be Tier IV. Thereafter, the Applicable Margin and Applicable Unused Fee shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin or Applicable Unused Fee following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 8.1(a)(ii) and Section 8.1(b)(ii), subject to review and confirmation of such computations by the Agent, and shall be effective commencing on the first Business Day next following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided, however, if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.1, then the Applicable Margin and
         Applicable Unused Fee shall be Tier IV until the appropriate certificate is so delivered.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

                  "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer of (a) any or all of the assets, excluding cash and cash equivalents, of the Borrower or any Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower, and
         (b) any of the capital stock, or securities and investments interchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, any of the capital stock of any Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower (other than a disposition permitted under Sections 9.6 or Section 9.9 hereof).

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.1.

                  "Authorized  Representative"  means any of the Chairman of the
         Board, the President, the Chief Financial Officer, the Vice President-Finance, or the General Counsel of the Borrower or, any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

                  "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (1/2%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall become effective on the effective date of such change in the Prime Rate or the Federal Funds Rate.

                  "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Refunding Loan" means a Base Rate Loan made to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit.

                  "Board"    means the Board of Governors of the Federal Reserve
         System (or any successor body).

                  "Borrower's Account" means a demand deposit account number 3603892011 or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent.

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility, in the form of Exhibit D.

                  "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

                  "Capital Expenditures" means, with respect to the Borrower and the Guarantors, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Guarantor during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and the Guarantors, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 8.1(a) or (b), and excluding all expenditures which are included in the Cost of Acquisition with respect to an Acquisition, and (ii) with respect to any Capital Lease entered into by the Borrower or a Guarantor during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 8.1(a)), all the foregoing in accordance with GAAP applied on a Consistent Basis.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Change of Control" means, at any time:

                           (i) any "person" or "group" (each as used in Sections
                  13(d)(3) and 14(d)(2) of the Exchange Act) other than existing shareholders at the Closing Date either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act ), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into or exchangeable for such Voting Stock) representing thirty-five percent (35%) or more of the combined voting power of all Voting Stock of the Borrower (on a fully diluted basis) or (B) otherwise acquires the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower; or

                           (ii) during any period of up to 12 consecutive months, commencing on the Closing Date, individuals who at the beginning of such 12-month period were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower; or

                           (iii)  any  Person  or two or  more  Persons  who are
                  stockholders other than existing stockholders as of the Closing Date, either directly or indirectly, acting in concert shall have acquired, after the Closing Date, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

                  "Closing Date"    means the date as of which this Agreement is
         executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 6.1 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Collateral" means, collectively, all property of the Borrower, any Guarantor or any other Person in which the Agent or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument.

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in
         Section 7.6(a).

                  "Consolidated EBITDA" means, with respect to the Borrower and the Guarantors for any Four-Quarter Period ending on the date for which the computation thereof is being made, the sum of, without duplication,
         (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, (v) depreciation, and (vi) certain demonstrable adjustments approved by the Agent in connection with an Acquisition all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, that with respect to an Acquisition that is accounted for as a "purchase", for the first four Four-Quarter Periods ending after the date of such Acquisition, the computation of Consolidated EBITDA shall include the actual historical results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests".

                  "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and the Guarantors for any Four-Quarter Period ending on the date for which the computation thereof is being made, the ratio of (i) Consolidated EBITDA for such period plus Consolidated Lease Payments for such period less (without duplication) Capital Expenditures for such period, to (ii) Consolidated Fixed Charges for such period.

                  "Consolidated Fixed Charges" means, with respect to the Borrower and the Guarantors for any Four-Quarter Period ending on the date for which the computation thereof is being made, the sum of, without duplication, (i) Consolidated Interest Expense, (ii) current maturities of Consolidated Indebtedness as of the end of such Four-Quarter Period (but excluding any amounts outstanding under the Revolving Credit Facility and any insurance premium financing plan that fully amortizes within one year) (iii) Consolidated Lease Payments for such period and (iv) all cash dividends paid to shareholders of the Borrower, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, that with respect to an Acquisition that is accounted for as a "purchase", for the first four Four-Quarter Periods ending after the date of such Acquisition, the computation of Consolidated Fixed Charges shall include the actual historical results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests".

                  "Consolidated Indebtedness" means all Indebtedness for Money Borrowed and all Deferred Excess Compensation of the Borrower and the Guarantors, all determined on a consolidated basis.

                  "Consolidated  Interest  Expense"  means,  with respect to any period ending on the date for which the computation thereof is being made, the gross interest expense of the Borrower and the Guarantors, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Lease Payments" means, with respect to any period ending on the date for which computation thereof is being made, the gross amount of all lease or rental payments, whether or not characterized as rent, of the Borrower and the Guarantors, excluding payments in respect of Capital Leases constituting Indebtedness, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Leverage Ratio" means, for any date for which the computation thereof is being made, the ratio of (i) Consolidated Indebtedness (determined as at such date) to (ii) Consolidated EBITDA (for the Four-Quarter Period ending on (or most recently ended prior to) such date).

                  "Consolidated Net Income" means, for any period ending on the date for which computation thereof is being made, the gross revenues from operations of the Borrower and the Guarantors (including payments received by the Borrower and the Guarantors of (i) interest income, and
         (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event), less all operating and non-operating expenses of the Borrower and the Guarantors including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than compliance with Section 9.1(a)) hereof as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or the Guarantors, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Net Worth" means, as of any date for which the amount thereof is to be determined, the consolidated stockholder's equity of the Borrower and the Guarantors as determined in accordance with GAAP minus (without duplication of deductions in respect of items already deducted in arriving at consolidated stockholder's equity) (i) all reserves (other than contingency reserves not allocated to any particular purpose), including without limitation reserves for depreciation, depletion, amortization, obsolescence, deferred income taxes, insurance and inventory valuation and (ii) any treasury stock all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Assets" means, as of any date for which the amount thereof is to be determined, the net book value of all assets of the Borrower and the Guarantors as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the financial statements (including footnotes) of such Person in accordance with GAAP applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, all Rate Hedging Obligations and Letters of Credit and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                           (1) to purchase such Indebtedness or other obligation
                  or any property or assets constituting security therefor;

                           (2) to advance or supply  funds in any manner (i) for
                  the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                           (3) to grant or convey any lien,  security  interest,
                  pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation of the primary obligor;

                           (4) to lease  property or to purchase  securities  or
                  other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                           (5) otherwise to assure the owner of the Indebtedness
                  or such obligation of the primary obligor against loss in respect thereof.

         Such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent in the reasonable judgment of the Agent the present value of the amount which can reasonably be expected to become an actual or matured liability. The Borrower shall furnish to the Agent the calculation of such Contingent Obligations and such information as it shall reasonably deem necessary in order to calculate such present value.

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 2.8 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Contract Provider" means any Person or any employee, agent or subcontractor of such Person who provides professional health care services under or pursuant to any contract with the Borrower or any Guarantor.

                  "Convert",   "Conversion",  and  "Converted"  shall refer to a
         conversion pursuant to Section 2.8 or Article V of

         one Type of Loan into another Type of Loan.

                  "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of the Borrower or any Guarantor to be transferred in connection therewith, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Borrower or any Guarantor in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and the Guarantors in accordance with GAAP,
         (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded as a liability on the financial statements of the Borrower and the Guarantors in accordance with GAAP, and other affiliated contracts in connection with such Acquisition,
         (vi) the aggregate fair market value of all other consideration given by the Borrower or any Guarantor in connection with such Acquisition, and (vii) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred.

                  "Debt Offering" means the incurrence of any Indebtedness for Money Borrowed permitted hereunder in connection with a public offering or private placement of debt securities of the Borrower or any Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower; provided however, the term "Debt Offering" shall not include any Indebtedness permitted by Section 9.5.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Deferred Excess Compensation" means the present value of those amounts payable to a Person pursuant to an employment contract with the Borrower or a Guarantor in excess of reasonable compensation for services which present value is reflected on the balance sheet of the Borrower or such Guarantor as a liability.

                  "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.1, the Borrower, such approval not to be unreasonably withheld or delayed by the Agent or the Borrower, it being agreed that the Borrower may withhold its approval if as a result of such assignment the Borrower incurs increased costs under Section 5.1 or Section 5.6; provided, however, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                           (a)      Government Securities;

                           (b) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 180 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                           (c) interest  bearing demand or time deposits  issued
                  by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A-3" or better by S&P or "A" or better by Moody's;

                           (d)      Repurchase Agreements;

                           (e)      Municipal Obligations;

                           (f)      Pre-Refunded Municipal Obligations;

                           (g) shares of mutual funds which invest in obligations described in paragraphs (a) through (f) above, the shares of which mutual funds are at all times rated "AAA" by S&P;
                           (h) tax-exempt or taxable  adjustable  rate preferred
                  stock issued by a Person having a rating of its long term unsecured debt of "A" or better by S&P or "A-3" or better by Moody's; and

                           (i) asset-backed remarketed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's.

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material.

                  "Equity Offering" means a public or private offering of equity securities (including, without limitation, any security or investment exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower (other than securities issued to the Borrower or a Subsidiary); provided however, the term "Equity Offering" shall not include any issuance of equity securities in connection with (i) the exercise of stock options granted, or purchase of restricted stock, pursuant to Schedule 9.9, or (ii) an Acquisition permitted by Section
         9.2 and constituting all or a portion of the Cost of Acquisition.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code.

                  "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

             Eurodollar =  Interbank Offered Rate   +   Applicable
                           ----------------------
                Rate       1- Reserve Requirement       Margin

                  "Event of Default" means any of the occurrences set forth as such in Section 10.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                  "Excluded Asset Dispositions" means, collectively (or individually as the context may indicate), (i) the sale of certain assets of Primedica Healthcare, Inc. pursuant to the terms of that certain Consent Letter dated April 16, 1998, and (ii) the sale of the furniture, equipment and medical supplies of the primary care and rheumatology practice located at 4700 North Habana Avenue, #201, Tampa, Florida pursuant to the terms set forth in the Sheridan Healthcare, Inc. Memorandum dated April 17, 1998.

                  "Facility Guaranty" means the Second Amended and Restated Guaranty and Suretyship Agreement among the Guarantors and the Agent for the benefit of the Lenders, delivered as of the Closing Date and such other Guaranty and Suretyship Agreements otherwise pursuant to
         Section 8.20, as from time to time amended, revised, modified, supplemented or amended and restated.

                  "Facility Termination Date" means the date on which the Revolving Credit Termination Date shall have occurred, no Letters of Credit shall remain outstanding and the Borrower shall have fully, finally and irrevocably paid and satisfied all Obligations.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day.

                  "Fiscal Year" means the twelve month fiscal period of the Borrower and the Guarantors commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and the Guarantors, taken together as one accounting period.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Government   Securities"  means  direct  obligations  of,  or
         obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

                  "Governmental   Authority"  shall  mean  any  Federal,  state,
         municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guarantors" means, at any date, the Subsidiaries, Partnerships and professional corporations or associations whose financial results are included in the consolidated financial statements of the Borrower.

                  "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

                  "HCFA"  means  the  United   States   Health  Care   Financing
         Administration and any successor thereto.

                  "Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property, all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all Letter of Credit Outstandings, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), and all Contingent Obligations; but excluding all accounts payable and accrued expenses in the ordinary course of business so long as payment therefor is due within one year; provided that in no event shall the term Indebtedness include surplus and retained earnings, lease obligations (other than pursuant to Capital Leases), reserves for deferred income taxes and investment credits, other deferred credits or reserves, or deferred compensation obligations.

                  "Indebtedness  for Money  Borrowed"  means with respect to any
         Person, without duplication, all indebtedness in respect of money borrowed, including without limitation all Capital Leases, all insurance premium financing and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including conditional sales or similar title retention agreements), other than trade payables incurred in the ordinary course of business.

                  "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If or any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted and ending, at the Borrower's option, on the date one, two, three, or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,

                           (i) if the Authorized  Representative fails to notify
                  the Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan as of the first day thereof;

                           (ii) if an Interest Period for a Eurodollar Rate Loan
                  would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                           (iii) any  Interest  Period  which begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (iv) no Interest  Period shall extend past the Stated
                  Termination Date; and

                           (v) there  shall not be more than seven (7)  Interest
                  Periods in effect on any day.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit E.

                  "Issuing Bank" means initially NationsBank and thereafter any Lender which is successor to NationsBank as issuer of Letters of Credit under Article III.

                  "LC Account Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Agent, as amended, modified or supplemented from time to time.

                  "Letter of Credit" means a standby letter of credit issued by the Issuing Bank for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an
         aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit  Facility"  means the facility  described in
         Article III hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount remaining undrawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Guarantor shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" or "Loans" means any borrowing pursuant to an Advance under the Revolving Credit Facility.

                  "Loan Documents" means this Agreement, the Notes, the Security Instruments, the Facility Guaranties, the LC Account Agreement, the Applications and Agreements for Letter of Credit, the Swap Agreements, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, revised, modified, supplemented or amended and restated amended from the time to time.

                  "Loan Party" means, collectively, the Borrower, each Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

                  "Material  Adverse Effect" means a material  adverse effect on
         (i) the business, properties, operations or condition, financial or otherwise, of the Borrower or any of the Guarantors, taken as a whole,
         (ii) the ability of any Loan Party to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions thereon).

                  "Material Guarantor" means any Guarantor which (i) has total assets equal to or greater than 5% of Consolidated Total Assets

         (calculated as of the end of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 8.1(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 7.6) (the "Required Financial Information")) or
         (ii) has net income equal to or greater than 5% of Consolidated Net Income (calculated for the most recent period for which the Agent has received the Required Financial Information).

                  "Medicaid Certification" means certification by HCFA or a state agency or entity under contract with HCFA that health care operations are in compliance with all the conditions of participation set forth in the Medicaid Regulations.

                  "Medicaid Provider Agreement" means an agreement entered into between a state agency or other such entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

                  "Medicaid Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

                  "Medicare Certification" means certification by HCFA or a state agency or entity under contract with HCFA that the health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

                  "Medicare Provider Agreement" means an agreement entered into between a state agency or other such entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

                  "Medicare Regulations" means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services ("HHS"), HCFA, the Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA
         Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                  "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated in the highest investment rating category by both S&P and Moody's.

                  "NationsBank" means NationsBank, National Association.

                  "Net Proceeds" means (a) from any Equity Offering or Debt Offering cash payments received by the Borrower or any Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; (b) from any Asset Disposition cash payments received by the Borrower or any Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower therefrom (including cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of (i) all legal, accounting, banking and underwriting fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such sale,
         (iii) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed, and
         (iv) any other necessary costs incurred in connection with such Asset Disposition.

                  "Note Pledge Agreement" means that certain Amended and Restated Note Pledge Agreement dated April 16, 1998 between Primedica Healthcare, Inc. and the Agent, for the benefit of the Lenders, as from time to time amended, revised, modified, supplemented or amended and restated.

                  "Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.5 substantially in the form of Exhibit F.

                  "NMS" means NationsBanc Montgomery Securities LLC.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of the Borrower to any Lender or an affiliate of any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Participation" means, with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof.

                  "Partnership" means any general or limited partnership (as defined by the Florida Uniform Partnership Act) in which the Borrower or an affiliate is a partner.

                  "Partnership   Interests"  shall  have  the  meaning  therefor
         provided in the Pledge Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Permitted  Liens"  has the  meaning  given  to  such  term in
         Section 9.4.

                  "Person"  means  an  individual,   partnership,   corporation,
         limited liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Second Amended and Restated Securities Pledge Agreement dated as of the date hereof by and among the Borrower, certain Guarantors and the Agent for the benefit of the

         Agent and the Lenders, and (ii) any additional Pledge Agreement delivered to the Agent pursuant to Section 8.20, as from time to time amended, revised, modified, supplemented or amended and restated.

                  "Pledged Partnership Interests" has the meaning given to such term in the Pledge Agreement.

                  "Pledged Securities" has the meaning given to such term in the Pledge Agreement.

                  "Pledged Stock" has the meaning given to such term in the Pledge Agreement.

                  "Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity, (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants.

                  "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

                  "Principal Office" means the principal office of NationsBank presently located at Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

                  "Rate Hedging Obligations" means any and all obligations of the Borrower or any Guarantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means any change effective after the Closing Date in United States federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, including those relating to "highly leveraged transactions," whether or not having the force of law, and whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof.

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 51%, of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans owing to such Lender plus the aggregate unutilized amounts of such Lender's Revolving Credit Commitment plus the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, if any Lender shall have failed to pay to the Issuing Bank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Letters of Credit and Reimbursement Obligations shall be deemed to be held by the Issuing Bank for purposes of this definition.

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of the Guarantors (other than those payable or distributable solely to the Borrower or another Guarantor) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of the Guarantors (other than those payable or distributable solely to the Borrower or another Guarantor) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any Guarantor now or hereafter outstanding; and (d) any issuance and sale of capital stock of any Guarantor (or any option, warrant or right to acquire such stock) other than to the Borrower or another Guarantor.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving  Credit  Facility" means the facility  described in
         Article II hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 10.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Obligations (including the discharge of all Obligations to the Issuing Bank and the Lenders with respect to Letters of Credit and Participations).

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Article II.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill.

                  "Securities Pledge Agreement Supplement" means, collectively (or individually as the context may indicate) any duly completed and signed Securities Pledge Agreement Supplement in the form of Exhibit A to the Pledge Agreement delivered to the Agent pursuant to the terms of the Pledge Agreement or Section 8.20.

                  "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Second Amended and Restated Security Agreement dated as of the date hereof by the Borrower and the Guarantors to the Agent, and (ii) any additional Security Agreement delivered to the Agent pursuant to Section 8.20, as from time to time amended, revised, modified, supplemented or amended and restated.

                  "Security Instruments" means, collectively, the Pledge Agreement, the Security Agreement, the LC Account Agreement, the Note Pledge Agreement and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Guarantor shall grant or convey to the Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, revised, modified, supplemented or amended and restated from time to time.

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Guarantor is an "employer" as described in Section 4001(b) of ERISA and which is not a Multiemployer Plan.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                             (i) the  fair  value  of its  assets  (both at fair
                  valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (ii) it is then  able and  expects  to be able to pay
                  its debts as they mature; and

                           (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "Stated Termination Date" means April 30, 2001.

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

                  "Swap Agreement" means one or more agreements between the Borrower and any Lender with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to Borrower and such Person and approved by each of the Lenders, which agreements create Rate Hedging Obligations.

                  "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or
         (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

                  "Total Letter of Credit Commitment" means an amount not to exceed $2,000,000.

                  "Total Revolving Credit Commitment" means a principal amount equal to $75,000,000, as reduced from time to time in accordance with
         Section 2.7.

                  "Type" shall mean any type of Loan (i.e. a Base Rate Loan or a Eurodollar Rate Loan).

                  "Voting Stock" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.3.     Rules of Interpretation .

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                  (b) Each term defined in Article 1 or 9 of the Florida Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                  (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                  (i) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                  (j) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (k) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II
                          The Revolving Credit Facility
                          -----------------------------

2.1.   Revolving Loans .

                  (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (z) each Revolving Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.8, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 5.4.

                  (b) Amounts. Except as otherwise permitted by the Lenders from time to time, the aggregate unpaid principal amount of the Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Revolving Loan hereunder, other than Base Rate Refunding Loans, and each Conversion under Section 2.8, shall be in an amount of at least (i) $750,000, and, if greater than $750,000, an integral multiple of $500,000 in the case of Eurodollar Rate Loans, and (ii) $500,000, and if greater than $500,000, an integral multiple of $100,000 in the case of Base Rate Loans.

                  (c) Advances. An Authorized Representative shall give the Agent (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan that is a Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the Conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 11:00 A.M. and (2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to
         Section 2.1(c)(iv)) that is a Base Rate Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 11:00 A.M. on the day of such proposed Revolving Loan. Each such notice shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 11:00 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

                  (ii) Not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

                  (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to Convert the Revolving Loans in accordance with Section 2.8. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans having more than seven (7) different Interest Periods. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by Section 2.1(c) or 2.8, the Borrower shall be deemed to have elected to Convert such Loans to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 2.8.

                  (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank prior to the Stated Termination Date, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the

         Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this
         Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be advanced as, and shall Continue as, a Base Rate Loan unless and until the Borrower Converts such Base Rate Loan in accordance with the terms of Section 2.8.

                  2.2 Payment of Interest. (a) The Borrower shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be due at the then applicable Base Rate for Base Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans, as designated by the Authorized Representative pursuant to Section 2.1; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter at the Default Rate.

                  (b) Interest on each Revolving Loan shall be computed on the basis of a year of 360 days and calculated in each case for the actual number of days elapsed. Interest on each Revolving Loan shall be paid
         (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing June 30, 1998 for each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan, and (iii) upon payment in full of the principal amount of such Revolving Loan.

                  2.3. Payment of Principal . (a) Manner of Payment. The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Base Rate Loan may be prepaid in whole or in part at any time. The principal amount of any Eurodollar Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Agent for the account of the Lenders the additional amount, if any, required under Section 5.4. All prepayments of Revolving Loans made by the Borrower shall be in the amount of (i) $750,000 or such greater amount which is an integral multiple of

         $500,000 in the case of Eurodollar Rate Loans, (ii) $500,000 or such greater amount which is an integral multiple of $100,000 in the case of Base Rate Loans, or (iii) the amount equal to all Revolving Credit Outstandings and all interest accrued thereon or such other amount as necessary to comply with Section 2.1(b) or Section 2.8.

                  (b) Mandatory Prepayments. The Borrower shall make the following required prepayments, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below:

                  (i) Equity Offerings. The Borrower shall make, or shall cause each applicable Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower to make, a prepayment from the Net Proceeds of any Equity Offering in an amount equal to one hundred percent (100%) of such Net Proceeds, but excluding up to $20,000,000 in Net Proceeds of an Equity Offering of the Borrower within ninety (90) days of the Closing Date. Each such prepayment shall be made within fifteen (15) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  (ii) Debt Offerings. The Borrower shall make, or shall cause each applicable Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower to make, a prepayment from the Net Proceeds of any Debt Offering in an amount equal to one hundred percent (100%) of such Net Proceeds. Each such prepayment shall be made within fifteen (15) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  (iii) Asset Dispositions. The Borrower shall make, or shall cause each applicable Subsidiary or any professional corporation or association whose financial results are included in the consolidated financial statements of the Borrower to make, a prepayment from the Net Proceeds of any Asset Disposition in an amount equal to one hundred percent (100%) of such Net Proceeds, but excluding the Net Proceeds of any Excluded Asset Disposition. Each such prepayment shall be made within fifteen (15) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  All mandatory prepayments made pursuant to this Section 2.3 shall permanently reduce the Total Revolving Credit Commitment by the amount of such mandatory prepayment and shall be applied first to all Base Rate Loans until all Base Rate Loans shall have been repaid and

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

         then to Eurodollar Rate Loans. Any prepayment of a Eurodollar Rate Loan pursuant to this Section 2.3 other than on the last day of an Interest Period shall be accompanied by the additional payment, if any, required under Section 5.4 hereof.

                  2.4. Non-Conforming Payments. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds before 12:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent.

                  (b) The Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in
         immediately   available   funds  and  prior  to  12:30  P.M.  to  be  a
         non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

                  (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

                  2.5. Notes . Revolving Loans made by each Lender shall be evidenced by the Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Revolving Credit Commitment, which Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  2.6. Pro Rata Payments . Except as otherwise  provided herein,
         (a) each payment on account of the principal of and interest on the Revolving Loans and the fees described in Section 2.10 shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

                  2.7. Reductions . The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than five
         (5) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $750,000 or such greater amount which is in an integral multiple of $500,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.4.

                  2.8. Conversions and Elections of Subsequent Interest Periods . Subject to the limitations set forth below and in Article V, the Borrower may:

                  (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. on any Business Day, convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing and upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. three (3) Business Days' prior to the date of such election or conversion:

                           (i) elect a subsequent  Interest  Period for all or a
                  portion of Eurodollar Rate Loans to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

                           (ii) convert Base Rate Loans to Eurodollar Rate Loans
                  on any Business Day.

                  Each election and conversion pursuant to this Section 2.8 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.3 and Article V. The Agent shall give written notice to each Lender of such notice of election or conversion prior to 3:00 P.M. on the day such notice of election or conversion is received. All such continuations or conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

                  2.9. Increase and Decrease in Amounts . The amount of the Total Revolving Credit Commitment which shall be available to the Borrower as Advances shall be reduced by the aggregate amount of Outstanding Letters of Credit.

                  2.10. Unused Fee . For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused fee equal to the Applicable Unused Fee multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of (i) Revolving Credit Outstandings plus (ii) Letter of Credit Outstandings. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing June 30, 1998 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                  2.11. Deficiency Advances . No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the Revolving Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Revolving Note; provided that, upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Revolving Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Revolving Note of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

                  2.12.  Use of  Proceeds  . The  proceeds  of  the  Loans  made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower for general corporate purposes, including refinancing certain Indebtedness, working capital needs, and the making of Acquisitions and Capital Expenditures permitted hereunder.

                                   ARTICLE III
                                Letters of Credit
                                -----------------

                  3.1. Letters of Credit . The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Letter of Credit

         Outstandings shall not exceed the Total Letter of Credit Commitment and
         (ii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of one year after the date of its issuance or the fifth Business Day prior to the Stated Termination Date.

                  3.2. Reimbursement .

                       (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by Section 2.1) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by Section 2.1(c)(iv), amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Base Rate plus two percent (2.0%), or the maximum rate permitted by applicable law, if lower, such rate to be calculated on the basis of a year of 360 days for actual days elapsed.

                       (b) In accordance with the provisions of Section 2.1(c), the Issuing Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

                       (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank as hereinafter described, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit.

                           (i) Each Lender  (including  the Issuing  Bank in its
                  capacity as a Lender) shall, subject to the terms and conditions of Article II, pay to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 2.1(c)(iv).

                           (ii) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.1(c)(iv)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with
                  Section 2.1(c)(iv) or otherwise.

                           (iii) Each Lender's obligation to make payment to the
                  Agent for the account of the Issuing Bank pursuant to Section 2.1(c)(iv) and this Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by Section 2.1(c)(iv) or this Section 3.2(c), such Lender shall, on demand, pay to the Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.1(c) until such Lender pays such amount to the Agent for the account of the Issuing Bank in full at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank.

                           (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (d) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (e) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VI, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 (the "UCP") and all subsequent amendments and revisions thereto.

                  (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (g) Without  limiting  the  generality  of the  provisions  of
         Section 12.9, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.2(g) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date, and expiration or termination of this Agreement.

                  (h) Without limiting Borrower's rights as set forth in Section 3.2(g), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                           (i) any lack of  validity  or  enforceability  of the
                  Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                           (ii) any  amendment or waiver of or any consent to or
                  departure from all or any of the Related LC Documents;

                           (iii) the  existence  of any claim,  setoff,  defense
                  (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute  between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                           (v) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                           (vii) any other circumstance or happening whatsoever,
                  whether or not similar to any of the foregoing.

                  3.3. Letter of Credit Facility Fees . The Borrower shall pay to the Agent, (i) for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin, and (ii) for the Issuing Bank, an amount to be agreed upon from time to time by the Issuing Bank and the Borrower, based on the aggregate amount available to be drawn on each outstanding Letter of Credit. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last day of each March, June, September and December, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit. The fees described in this Section 3.3 shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                  3.4. Administrative Fees . The Borrower shall pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE IV
                                    Security
                                    --------

                  4.1. Security . As security for the full and timely payment and performance of all Obligations, the Loan Parties shall on or before the Closing Date do or cause to be done all things necessary in the reasonable opinion of the Agent and its counsel to grant to the Agent for the benefit of the Lenders a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws).

                  4.2. Further Assurances. At the request of the Agent, the Borrower will or will cause the Guarantors or other Loan Party, as the case may be to execute, by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all actual out of pocket costs) which the Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Agent contemplated hereby and by the other Loan Documents.

                  4.3. Information Regarding Collateral. The Borrower represents, warrants and covenants that (i) the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") at the Closing Date is located at the address or addresses specified on Schedule 4.3, and (ii)
         Schedule 4.3 contains a true and complete list of (a) the name and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 1993 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) each location of the chief executive office of each Grantor at any time since January 1, 1993, (c) each location in which goods constituting Collateral are or have been located since January 1, 1993 (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), and (d) each trade style used by any Grantor since January 1, 1993 and the purposes for which it was used. Borrower shall not change, and shall not permit any other Grantor to change, the location of its chief executive office or any location specified in clause (c) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.

                  4.4.Security Instruments . On or before the Closing Date the Borrower shall execute and deliver to the Agent, and shall cause each of the Guarantors to execute and deliver to the Agent, each of the Security Instruments to which it is a party, together with such other instruments and documents, including financing statements and amendments to financing statements, as the Agent may reasonably request.

                                    ARTICLE V
                             Change in Circumstances
                             -----------------------

                  5.1 Increased Cost and Reduced Return .

                  (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                        (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, its Note, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                       (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of such Lender hereunder; or

                      (iii) shall impose on such Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Rate Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction; provided that no Lender will be entitled to any compensation for any such increased cost or reduction if demand for payment thereof is made by such Lender more than 180 days after the occurrence of the circumstances giving rise to such claim. If any Lender requests compensation by the Borrower under this Section 5.1(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such

         Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods that such Lender uses for its customers that are similarly situated to the Borrower.

                  5.2 Limitation on Types of Loans . If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

         then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

                  5.3. Illegality . Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 5.4 shall be applicable).

                  5.4. Treatment of Affected Loans . If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.1 or 5.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

         If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this
         Section 5.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

                  5.5. Compensation . Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.1) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         Article VI to be satisfied) to borrow, Convert, Continue, or prepay an Eurodollar Rate Loan on the date for such borrowing, Conversion,
         Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

                  5.6. Taxes . (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other

         Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 12.2, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 5.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 5.6(a), 5.6(b), or 5.6(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 5.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.6 shall survive the termination of the Revolving Credit Commitments and the payment in full of the Notes.

                                   ARTICLE VI
            Conditions to Making Loans and Issuing Letters of Credit
            --------------------------------------------------------

                  6.1. Conditions of Initial Advance . The obligation of the Lenders to continue to make Advances under the Revolving Credit
         Facility, and of the Issuing Bank to continue to issue any Letter of Credit, is subject to the conditions precedent that:

                  (a) NationsBank and NMS shall have received on the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of each of this Agreement, the
                  Notes, the Facility Guaranty, the Security Instruments, the LC Account Agreement and the other Loan Documents, together with all schedules and exhibits thereto; and

                           (ii) the favorable  written  opinion or opinions with
                  respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Loan Parties dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit G; and

                           (iii) resolutions of the boards of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Loan Party certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof; and

                           (iv) specimen signatures of officers of each Loan Party executing the Loan Documents on behalf of such Loan Party, certified by the secretary or assistant secretary of such Loan Party; and

                           (v) the charter documents of each Loan Party certified as of a recent date by the Secretary of State of its state of organization or a certificate of the secretary or assistant secretary of each Loan Party that there has been no change in such charter documents since the date they were last delivered to the Agent and such charter documents remain in full force and effect; and

                           (vi) the  bylaws of each Loan Party  certified  as of
                  the Closing Date as true and correct by its secretary or assistant secretary or a certificate of the secretary or assistant secretary of each Loan Party that there has been no change in such bylaws since the date they were last delivered to the Agent and such bylaws remain in full force and effect; and

                           (vii) certificates  issued as of a recent date by the
                  Secretaries of State of the respective jurisdictions of formation of each Loan Party as to the due existence and good standing of each Loan Party; and

                           (viii) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each Loan Party as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect; and

                           (ix) a copy of the partnership agreement and certificate of limited partnership of each Guarantor that is a Partnership together with all necessary consents, certified as to its correctness by the General Partner of such partnership or a certificate of the General Partner that there has been no change in such partnership agreement and certificate of limited partnership since the date they were last delivered to the Agent and such partnership documents remain in full force and effect; and

                           (x) notice of appointment  of the initial  Authorized
                  Representative(s); and

                           (xi) certificate of an Authorized Representative dated the Closing Date demonstrating compliance with the covenants contained in Sections 9.1(a) through 9.1(c), and
                  Section 9.5, as of March 31, 1998, substantially in the form of Exhibit H; and

                           (xii) evidence of all insurance  required by the Loan
                  Documents; and

                           (xiii) an initial  Borrowing  Notice, if any, and, if
                  elected by the Borrower, Interest Rate Selection Notice; and

                           (xiv) evidence of the filing of additional Uniform Commercial Code financing statements, if any, reflecting the filing in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require, including without limitation:

                           (A)the delivery by the Borrower of all stock certificates evidencing Pledged Stock and certificates, if any, evidencing ownership of Pledged Partnership Interests, accompanied in each case by duly executed stock powers (or other appropriate transfer documents) in blank affixed thereto; and

                           (B)the delivery by the Borrower of certificates of the Registrar of each partnership Guarantor evidencing the due registration on the registration books of such partnership of the Lien in favor of the Agent conferred under the Security Instruments; and

                           (xv) evidence that all fees payable by the Borrower on the Closing Date to the Agent and the Lenders have been paid in full; and

                           (xvi) the  consolidated  financial  statements of the
                  Borrower  and  the   Guarantors  for  the  fiscal  year  1997,
                  including balance sheets, statements of operations, stockholders' equity, and cash flow statements, audited by independent public accountants of national standing and prepared in accordance with GAAP and on a Consistent Basis; and

                           (xvii) financial  projections of the Borrower and the
                  Guarantors for the next four (4) Fiscal Years, in such detail and based on such assumptions as are acceptable to the Agent in its sole discretion; and

                           (xviii) a schedule  of the current  ownership  of the
                  Borrower; and

                           (xix) such other documents, instruments, certificates
                  and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (b) In the good faith and reasonable judgment of the Agent and the Lenders:

                           (i) Except as set forth on Schedule 6.1,  there shall
                  not have occurred a material adverse change since December 31, 1997 in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrower and the Guarantors, or in the facts and information regarding such entities (including litigation) as represented to date; and

                           (ii) the absence of any action,  suit,  investigation
                  or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports to affect the Borrower or the Guarantors (other than existing litigation which shall be disclosed to, and in their discretion shall be acceptable to, the Agent and the Lenders), or any transaction contemplated hereby, or that could have a material adverse effect on the Borrower or the Guarantors or any transaction contemplated hereby or on the ability of the Borrower and the Guarantors to perform their obligations under the Loan Documents; and

                           (iii) the Borrower, the Guarantors and any other Loan
                  Party shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Borrower or any Guarantor is a party or by which any of them or their properties is bound; and

                           (iv) the Borrower and the Guarantors shall be in compliance with all existing financial obligations, including the terms and conditions set forth in the Existing Agreement; and

                           (v) the absence of any disruption or material adverse
                  change in market for syndicated bank credit facilities similar in nature to the Revolving Credit Facility or a material disruption of, or a material adverse change in, financial, banking, or capital market conditions, in each case as determined by NationsBank and NMS in their sole discretion based on reasonable judgment; and

                  6.2.  Conditions of Revolving Loans and Letter of Credit . The
         obligations of the Lenders to make any Revolving Loans, and the Issuing Bank to issue Letters of Credit, hereunder on or subsequent to the
         Closing  Date  are  subject  to  the   satisfaction  of  the  following
         conditions:

                  (a) the Agent shall have received a Borrowing Notice if required by Article II; and

                  (b) the representations and warranties of the Borrower and the Guarantors set forth in Article VII and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except: (i) to the extent that such representations and warranties expressly relate to an earlier date, and
         (ii) that the financial statements referred to in Section 7.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 8.1 from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section, and (iii) with respect to transactions permitted hereunder; and

                  (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request; and

                  (d) at the time of (and after giving effect to) each Advance or the issuance of a Letter of Credit, no Default or Event of Default specified in Article X shall have occurred and be continuing; and

                  (e) immediately after giving effect to:

                           (i) a Revolving Loan, the aggregate principal balance
                  of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;

                           (ii) a Letter  of  Credit  or  renewal  thereof,  the
                  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment; and

                           (iii) a  Revolving  Loan or a  Letter  of  Credit  or
                  renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings shall not exceed the Total Revolving Credit Commitment.

                                   3. ARTICLE
                         Representations and Warranties
                         ------------------------------

         The Borrower represents and warrants with respect to itself and to the Guarantors (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

                  7.1. Organization and Authority .

                           (a) The Borrower and each  Guarantor is a corporation
                  or partnership duly organized and validly existing under the laws of the jurisdiction of its formation;

                           (b) The Borrower and each Guarantor (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure to so qualify would have a Material Adverse Effect;

                           (c) The  Borrower  has the  power  and  authority  to
                  execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                           (d) Each  Guarantor  has the power and  authority  to
                  execute, deliver and perform the Facility Guaranty and each of the other Loan Documents to which it is a party; and

                           (e) When  executed  and  delivered,  each of the Loan
                  Documents to which the Borrower or any other Loan Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower or such Loan Party, enforceable against the Borrower or such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

                  7.2. Loan Documents . The execution, delivery and performance by the Borrower and each other Loan Party of each of the Loan Documents to which it is a party:

                           (a) have been duly authorized by all requisite corporate action (including any required shareholder approval) of the Borrower and each other Loan Party required for the lawful execution, delivery and performance thereof;

                           (b) do not violate any  provisions of (i)  applicable
                  law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Guarantor or its properties, or (iii) the charter documents or bylaws of the Borrower or any other Loan Party;

                           (c) does not and will not be in conflict with, result
                  in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which Borrower or any Guarantor is a party, or by which the properties or assets of Borrower or any Guarantor are bound; and

                           (d) does not and will not result in the  creation  or
                  imposition of any Lien upon any of the properties or assets of Borrower or any Guarantor except any Liens in favor of the Agent and the Lenders created by the Security Instruments;

                  7.3. Solvency . The Borrower and each other Loan Party is Solvent after giving effect to the transactions contemplated by the Loan Documents;

                  7.4.  Guarantors  and  Stockholders  .  The  Borrower  has  no
         Guarantors other than those Persons listed in Schedule 7.4 and additional Subsidiaries or Guarantors created or acquired after the Closing Date in compliance with Section 8.20; Schedule 7.4 states as of the date hereof the organizational form of each entity, the authorized and issued capitalization of each Guarantor listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Guarantor and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by Borrower or officers of the Borrower; the outstanding shares or other equity interests of each such Guarantor have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower and each such Guarantor owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 7.4, free and clear of any Lien;

                  7.5.  Ownership  Interests . Borrower  owns no interest in any
         Person other than the Persons listed in Schedule 7.4, equity investments in Persons not constituting Subsidiaries or Guarantors permitted under Section 9.7 and additional Subsidiaries or Guarantors created or acquired after the Closing Date in compliance with Section 8.20;

                  7.6. Financial Condition .

                  (a) The Borrower has heretofore furnished to each Lender an audited consolidated balance sheet of the Borrower and the Guarantors as at December 31, 1997 and the notes thereto and the related consolidated statements of operation, stockholders' equity and cash flows for the Fiscal Year then ended as examined and certified by Arthur Andersen LLP. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and the Guarantors as of the end of such Fiscal Year and results of their operations and the changes in its stockholders' equity for the Fiscal Year then ended, all in conformity with GAAP applied on a Consistent Basis; and

                  (b) Except as set forth on Schedule 6.1, since December 31, 1997 there has been no material adverse change in the condition, financial or otherwise, of the Borrower or any of the Guarantors or in the businesses, properties, performance, prospects or operations of the Borrower or the Guarantors, nor have such businesses or properties been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                  (c) except as set forth in the financial statements referred to in Section 7.6(a) or in Schedule 9.5 or permitted by Section 9.5, neither Borrower nor any Guarantor has incurred, other than in the ordinary course of business, any material Indebtedness, Contingent Obligation or other commitment or liability which remains outstanding or unsatisfied;

                  7.7. Title to Properties . The Borrower and each of the Guarantors has good and marketable title to all its real properties and good title to all of its material personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens described in Schedule 7.7 and Liens permitted by
         Section 9.4;

                  7.8. Taxes . Except as set forth in Schedule 7.8, the Borrower and each of the Guarantors has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 7.6(a) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due;

                  7.9. Other Agreements . Neither the Borrower nor any Guarantor is:

                           (a) a party to or  subject  to any  judgment,  order,
                  decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or

                           (b) in  default  in the  performance,  observance  or
                  fulfillment of any of the obligations, covenants or conditions contained in (i) any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Guarantor is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of Borrower or any Guarantor or (ii) any other agreement or instrument to which the Borrower or any Guarantor is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect;

                  7.10. Litigation . Except as set forth in Schedule 7.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower, any Guarantor or any Contract Provider, or affecting the Borrower or any Guarantor or any Contract Provider or any properties or rights of the Borrower or any Guarantor or any Contract

         Provider, which could reasonably be expected (i) to result in the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of such Person, or (ii) to have a Material Adverse Effect;

                  7.11. Margin Stock . The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board; provided however that the Borrower may purchase its own stock as provided in Section 9.9(d) only so long as the Loans are not considered "indirectly secured" by such stock pursuant to Section 221.1(g)(2) of Regulation U. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

                  7.12. Investment Company . Neither the Borrower nor any Guarantor is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Loan Parties of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

                  7.13. Patents, Etc. The Borrower and each other Loan Party owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, other proprietary right of any other Person;

                  7.14. No Untrue Statement . Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Guarantor in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Agent in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading;

                  7.15. No Consents, Etc. Except for certain service and payor contracts which may require the parties' consent to assignment thereto which consent has not been required and which assignment pursuant to


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

         Security Instruments shall not be required to the extent prohibited by such contract, neither the respective businesses or properties of the Borrower or any Guarantor, nor any relationship between the Borrower or any Guarantor and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any Guarantor as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be;

                  7.16.Employee Benefit Plans .

                           (a) The  Borrower  and  each  ERISA  Affiliate  is in
                  compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                           (b) Neither the Borrower nor any ERISA  Affiliate has
                  (i) engaged in a nonexempt prohibited transaction described in
                  Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA, (ii) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan;

                           (c) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

                           (d) The present value of all vested accrued  benefits
                  under each Employee Benefit Plan which is subject to Title IV of ERISA, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits;

                           (e) To the  best of the  Borrower's  knowledge,  each
                  Employee Benefit Plan subject to Title IV of ERISA, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules;

                           (f) The consummation of the Loans and the issuance of
                  the Letters of Credit provided for herein will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

                           (g) No material  proceeding,  claim,  lawsuit  and/or
                  investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan;

                  7.17. No Default . As of the date hereof, there does not exist any Default or Event of Default hereunder;

                  7.18. Hazardous Materials . The Borrower and each Guarantor is in compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Guarantor has been notified of any action, suit, proceeding or investigation which, and neither the Borrower nor any Guarantor is aware of any facts which, (i) calls into question, or could reasonably be expected to call into question, compliance by the Borrower or any Guarantor with any Environmental Laws, (ii) which seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Guarantor to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law;

                  7.19. Employment Matters . (a) None of the employees of the Borrower or any Guarantor is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Guarantor or between the Borrower or any Guarantor and any of its employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

                  (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each Guarantor is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters,

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

         including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect; and

                  7.20. RICO . Neither the Borrower nor any Guarantor is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

                  7.21. Reimbursement from Third Party Payors . The accounts receivable of the Borrower and each Guarantor have been and will continue to be adjusted to reflect the reimbursement policies (both those most recently published in writing as well as those not in writing which have been verbally communicated)of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

                  7.22. Fraud and Abuse . Neither the Borrower nor any Guarantor nor, to the knowledge of Borrower's officers, any of its stockholders, officers or directors, or any Contract Provider, have engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, 42 U.S.C. ss.1320a-7b, or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, or which are prohibited by binding rules or professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors, or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors.

                  7.23. Licensing and Accreditation . Each of the Borrower and the Guarantors and, to the knowledge of Borrower's officers, each Contract Provider, has, to the extent applicable: (i) obtained (or been duly assigned) all required certificates of need or determinations of need as required by the relevant state Governmental Authority for the acquisition, construction, expansion of, investment in or operation of its businesses as currently operated; (ii) obtained and maintains in good standing all required licenses; (iii) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; (iv) obtained and maintains Medicaid Certification and Medicare Certification; and (v) entered into and maintains in good standing its Medicare Provider Agreement and its Medicaid Provider
         Agreement. To the knowledge of Borrower's officers, each Contract Provider is duly licensed (where license is required) by each state or state agency or commission, or any other Governmental Authority having jurisdiction over the provisions of such services by such Person in the locations in which the Borrower or such Guarantor conduct business, required to enable such Person to provide the professional services provided by such Person and otherwise as is necessary to enable the Borrower or such Guarantor to operate as currently operated and as presently contemplated to be operated. To the knowledge of Borrower's officers, all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.

                                  ARTICLE VIII
                              Affirmative Covenants
                              ---------------------

                  Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Guarantor to:

                  8.1. Financial Reports, Etc.

                           (a) As soon as  practical  and in any event within 90
                  days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent and each Lender
                  (i) consolidated and consolidating balance sheets of the Borrower and the Guarantors as at the end of such Fiscal Year, and the notes thereto, and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth (other than for consolidating statements) comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the consolidated financial statements, opinions of Arthur Andersen LLP, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower and without any exception not acceptable to the Lenders, and (ii) a certificate of an Authorized Representative demonstrating compliance with Sections 9.1(a) through 9.1(c) and 9.5, which certificate shall be in the form of Exhibit H;

                           (b) as soon as  practical  and in any event within 45
                  days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year), deliver to the Agent and each Lender (i) consolidated and consolidating balance sheets of the Borrower and the Guarantors as at the end of such fiscal quarter, and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period, and accompanied by a certificate of an Authorized Representative to the effect that such financial

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

                  statements present fairly the financial position of the Borrower and the Guarantors as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, in conformity with the standards set forth in Section 7.6(a) with respect to interim financial statements, and (ii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to Section 8.1(a)(ii);

                           (c) together with each delivery of the financial statements required by Section 8.1(a)(i), deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 8.1(a)(i) stating that in performing the audit necessary to render an opinion on the financial statements delivered under Section 8.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                           (d) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which Borrower or any Guarantor shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower or any Guarantor to its shareholders, bondholders or the financial community in general, (iii) any management letter or other report submitted to the Borrower or any Guarantor by independent accountants in connection with any annual, interim or special audit of the Borrower or any Guarantor; and (iv) all material reports and other statements (other than routine reports and other statements prepared in the ordinary course of business that would not result in adverse action) that the Borrower or any Guarantor may render to or file with any Governmental Authority, including without limitation HCFA; and

                           (e) together with each delivery of the financial statements required by Section 8.1(a)(i), deliver to the Agent and each Lender a capital budget for the following twelve month period, together with financial projections for the Borrower and the Guarantors, on a consolidated basis, with respect to each fiscal year through the Stated Termination Date, or budgets or related items as the Agent may reasonably request including, without limitation, a breakdown of revenue and direct expenses for each hospital-based contract and for each practice; and

                           (f) together with each delivery of the financial statements received by Section 8.1(a) and (b) deliver to the Agent a then-current listing of each Guarantor, indicating if such Guarantor is a Material Guarantor;

                           (g) promptly,  from time to time, deliver or cause to
                  be delivered to the Agent and each Lender such other information regarding Borrower's and any Guarantor's operations, business affairs and financial condition as the Agent or such Lender may reasonably request;

                  The Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any

         Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement;

                  8.2. Maintain Properties . Maintain all properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently or hereafter conducted or as contemplated hereby, all in accordance with customary and prudent business practices;

                  8.3. Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 9.8, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and the failure to do so would have a Material Adverse Effect;

                  8.4.  Regulations and Taxes . Comply in all material  respects with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants have been established unless and until any Lien resulting therefrom attaches to any of its property and becomes enforceable against its creditors;

                  8.5. Insurance . (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are customarily insured against by similar businesses owning such properties similarly situated, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property, and (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) such policies of insurance to have such limits, deductibles, exclusions, co-insurance and other provisions providing no less coverages than that specified in Schedule 8.5, such insurance policies to be in form reasonably satisfactory to the Agent. Each of the policies of insurance described in this Section 8.5 shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall be terminated, lapse or be altered in any manner. Each insurance policy provided to the Agent by the Borrower shall be written by an insurer having no less than "A-X1" Best's Rating according to the most current edition of Best's Key Rating Guide;

                  8.6. True Books . Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements;

                  8.7. Right of Inspection . Permit any Person designated by any Lender or the Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Guarantor and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals, with reasonable prior notice, and without unreasonable interference with the conduct of business operations;

                  8.8. Observe all Laws . Conform to and duly observe, and cause all Contract Providers to conform to and duly observe, in all material respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including without limitation Titles XVIII and XIX of the Social Security Act, Medicare Regulations, Medicaid Regulations, and all laws, rules and regulations of Governmental Authorities pertaining to the licensing of professional and other health care providers; notwithstanding the foregoing, if a Contract Provider fails to comply with this Section 8.8 and neither the Borrower nor Guarantors are liable therefor, such violation of this Section 8.8 by such Contract Provider shall not be a Default or Event of Default hereunder.

                  8.9. Governmental Licenses . Obtain and maintain, and cause all Contract Providers during periods when performing services for the Borrower or a Guarantor to obtain and maintain, all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including without limitation professional licenses, Medicaid Certifications and Medicare Certifications and the failure to do so would have a Material Adverse Effect;

                  8.10. Covenants Extending to Other Persons . Cause each of the Guarantors to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 8.2 through 8.9, and 8.18 inclusive;

                  8.11. Knowledge of Default . Upon any officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Guarantor to any Lender, or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Guarantor proposes to take with respect thereto;

                  8.12. Suits or Other Proceedings . Upon any officer of the Borrower obtaining knowledge of any actual or threatened litigation or other proceedings being instituted (i) against the Borrower or any Guarantor, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Guarantor or other Loan Party, in an aggregate amount greater than $200,000 not otherwise covered by insurance, or (ii) against the Borrower, any Guarantor or any Contract Provider to suspend, revoke or terminate any Medicaid

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         Provider   Agreement,   Medicaid   Certification,   Medicare   Provider
         Agreement, Medicare Certification or other federal or state health care payor program, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process;

                  8.13. Notice of Discharge of Hazardous Material or Environmental Complaint . Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Guarantor relating to any (a) violation or alleged violation by the Borrower or any Guarantor of any applicable Environmental Law, (b) release or threatened release by the Borrower or any Guarantor, or at any facility or property owned or leased or operated by the Borrower or any Guarantor, of any Hazardous Material, except where occurring legally, or (c) liability or alleged liability of the Borrower or any Guarantor for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials; provided that so long as there is no suspension of operations, such notice is required only when the aggregate cost of compliance or remedy exceeds $100,000 in the aggregate.

                  8.14 Environmental Compliance . If the Borrower or any Guarantor shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or and Guarantor has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Guarantor to remove or remedy, such violation or release or satisfy such liability unless and only during the period that the applicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Guarantor by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under Generally Accepted Accounting Principles, if any, have been made, and no Lien in connection therewith shall have attached to any property of the Borrower or the applicable Guarantor which shall have become enforceable against creditors of such Person;

                  8.15.  Indemnification  . Without  limiting the  generality of
         Section  12.9,  the Borrower  hereby  agrees to indemnify  and hold the
         Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys' fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Guarantor or with respect to any property owned, operated or leased by the Borrower or any Guarantor or (b) the handling, storage, treatment, emission or disposal of any Hazardous Materials by or on behalf of the Borrower or any Guarantor or on or with respect to property owned or leased or operated by the Borrower or any Guarantor. Notwithstanding the foregoing, this Section 8.15 shall not apply to violations caused by the Agent when the Collateral is in the possession and control of the Agent. The provisions of this Section 8.15 shall survive the Facility Termination Date and expiration or termination of this Agreement;

                  8.16 Further Assurances . At the Borrower's cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments,

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         documents, certificates,  financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents;

                  8.17. Employee Benefit Plans .

                           (a) With reasonable promptness, and in any event within thirty (30) days thereof, give notice to the Agent of
                  (a) the establishment of any new Pension Plan (which notice shall include a copy of such plan), (b) the commencement of contributions to any Employee Benefit Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (c) any material increase in the benefits of any existing Employee Benefit Plan, (d) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (e) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or
                  Section 412 of the Code by the due date; and

                           (b) Promptly and in any event within fifteen (15) days of becoming aware of the occurrence or forthcoming occurrence of any (a) Termination Event or (b) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

                           (c) With reasonable promptness but in any event within fifteen (15) days for purposes of clauses (a), (b) and
                  (c),  deliver  to the  Agent  copies  of (a)  any  unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under
                  Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

                  8.18. Continued Operations . At all times continue to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted;

                  8.19. Patents, Etc. Maintain at all times the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade

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         name rights,  trade secrets and copyrights  necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, or other proprietary right of any other Person;

                  8.20. New Guarantors . Simultaneously with the acquisition or creation of any Guarantor, cause to be delivered to the Agent for the benefit of the Lenders each of the following:

                           (i) a Facility  Guaranty  executed by such  Guarantor
            substantially in the form of Exhibit I;

                           (ii) a Security Agreement of such Guarantor substantially in the form of Exhibit J, together with such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Guarantor as "Debtor" and naming the Agent for the benefit of the Lenders as "Secured Party", in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Lenders the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

                           (iii) if such Guarantor is a corporation or is a partnership that has issued certificates evidencing ownership of Partnership Interests, (A) the Pledged Stock or, if applicable, certificates of ownership of such Partnership Interests, together with duly executed stock powers or powers of assignment in blank affixed thereto, and (B) the Securities Pledge Agreement Supplement if such Guarantor is a party to the Pledge Agreement, or a Pledge Agreement substantially in the form of Exhibit L if the Guarantor has not executed and delivered to the Agent a Pledge Agreement;

                           (iv) if such Guarantor is a partnership not described
            in clause (iii) immediately above, (A) the certificate of the Registrar of such partnership with respect to the registration of the Lien on Partnership Interests, which certificate shall be in the form of Exhibit K and (B) the Securities Pledge Agreement Supplement if such Guarantor is a party to the Pledge Agreement, or a Pledge Agreement substantially in the form of Exhibit L if the Guarantor has not executed and delivered to the Agent a Pledge Agreement;

                           (v) a supplement to Schedule 4.3 and the  appropriate
            schedule attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct and complete by the Authorized Representative (provided that the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after acquired Collateral);

                           (vi) if the  Guarantor  is a Material  Guarantor,  an
            opinion of counsel to the Guarantor dated as of the date of delivery of the Facility Guaranty and other Loan Documents provided for in this Section 8.20 and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to
            Section 6.1(a)(ii)), to the effect that:

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                           (A)  such  Guarantor  is  duly   organized,   validly
                  existing and in good standing in the jurisdiction of its formation, has the requisite power and authority to own its properties and conduct its business as then owned and then conducted and proposed to be conducted, and is duly qualified to transact business and is in good standing as a foreign corporation or partnership in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and the failure to be so qualified would reasonably be likely to result in a Material Adverse Effect;

                           (B) the  execution,  delivery and  performance of the
                  Facility  Guaranty and other Loan Documents  described in this
                  Section 8.20 to which such Guarantor is a signatory have been duly authorized by all requisite corporate or partnership action (including any required shareholder or partner approval), each of such agreements has been duly executed and delivered and constitutes the valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity); and

                           (C) the Uniform Commercial Code financing  statements
                  on Form UCC-1 delivered to the Agent by the Guarantor in connection with the delivery of the Security Instruments of such Guarantor have been duly executed by the Guarantor and are in form, substance and number sufficient for filing in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary to perfect in favor of the Agent for the benefit of the Lenders the Lien on Collateral conferred under such Security Instruments to the extent such Lien may be perfected by Uniform Commercial Code filing;

                           (vii) current copies of the charter documents, including partnership agreements and certificate of limited partnership, if applicable, and bylaws of such Guarantor, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such charter documents, bylaws or by applicable law, of the shareholders) of such Guarantor authorizing the actions and the execution and delivery of documents described in this Section 8.20.

                                   ARTICLE IX
                               Negative Covenants
                               ------------------

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                  Until the Obligations have been paid and satisfied in full, no
         Letters of Credit remain outstanding and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Guarantor to:

                  9.1. Financial Covenants .

                           (a) Consolidated Net Worth.  Permit  Consolidated Net
                  Worth to be less than (i) $35, 847,500 at the Closing Date and through June 29, 1998, and (ii) as at the last day of each succeeding fiscal quarter of the Borrower and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Net Worth required to be maintained pursuant to this Section 9.1(a) as at the end of the immediately preceding fiscal quarter, plus (B) 50% of Consolidated Net Income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day (including within "Consolidated Net Income" certain items otherwise excluded, as provided for in the definition of "Consolidated Net Income"), plus (c) 100% of the Net Proceeds of any Equity Offering.

                           (b)   Consolidated   Leverage   Ratio.   Permit   the
                  Consolidated Leverage Ratio as of the end of any Four-Quarter Period to be greater than 3.00 to 1.00.

                           (c) Consolidated Fixed Charge Ratio. Permit the Consolidated Fixed Charge Ratio to be less than that set forth opposite each such period:

         Four-Quarter Period Ending             Consolidated Fixed Charge Ratio

         Closing - September 30, 1998                     2.00 to 1.00
         October 1, 1998 - September 30, 1999             2.25 to 1.00
         Thereafter                                       2.75 to 1.00

                  9.2. Acquisitions . Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless:

                           (a) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrower and the Guarantors, and

                           (b) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and the Borrower shall have furnished to the Agent (A) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower

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         and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and (B) a certificate in the form of Exhibit H prepared on a historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto,

                           (c) the Person acquired shall be a Guarantor, or be merged into the Borrower or a Guarantor, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Borrower or a Guarantor), and

                           (d) if the Cost of Acquisition shall (A) exceed $10,000,000 in cash, or (B) exceed $12,500,000 in the aggregate, or (C) cause the aggregate Cost of Acquisitions incurred in any Fiscal Year to exceed $40,000,000, the Required Lenders shall consent to such
         Acquisition in their discretion; provided that all Acquisitions completed before the Closing Date shall not be counted toward the limitation in clause (C) for Fiscal Year 1998.

                  9.3 [Reserved] .

                  9.4. Liens . Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Guarantor, other than the following (collectively, the "Permitted Liens"):

                           (a) Liens created under the Security  Instruments  in
            favor of the Agent and the Lenders, and otherwise existing as of the date hereof and as set forth in Schedule 7.7;

                           (b) Liens  imposed by law for taxes,  assessments  or
            charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

                           (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

                           (d) Liens  incurred or deposits  made in the ordinary
            course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

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

                           (e) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Guarantor;

                           (f) purchase money Liens to secure Indebtedness permitted under Section 9.5(f) and incurred to purchase fixed assets, provided such Indebtedness represents not less than 75% of the purchase price of such assets as of the date of purchase thereof and no property other than the assets so purchased secures such Indebtedness; and

                           (g) Liens arising in connection  with Capital  Leases
            permitted under Section 9.5(g); provided that no such Lien shall extend to any Collateral or to any other property other than the assets subject to such Capital Leases;

                  9.5 Indebtedness . Incur, create, assume or permit to exist any Indebtedness of the Borrower, howsoever evidenced, except:

                           (a) Indebtedness existing as of the Closing Date as set forth in Schedule 9.5; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

                           (b) Indebtedness  owing to the Agent or any Lender in
            connection with this Agreement, any Note or other Loan Document;

                           (c) the  endorsement  of negotiable  instruments  for
            deposit or collection or similar transactions in the ordinary course of business;

                           (d) additional unsecured Indebtedness for Money Borrowed and not otherwise covered by clauses (a) through (c) above; provided that the aggregate outstanding principal amount of all such other Indebtedness permitted under this clause (d) and Sections 9.5(e), (f), (g), and (h) shall in no event exceed $10,00,000 in the aggregate at any time;

                           (e) Indebtedness arising from Rate Hedging Obligations permitted under Section 9.15; provided that the aggregate outstanding risk-adjusted principal amount as determined by the Agent of all such Rate Hedging Obligations and of all Indebtedness permitted under this clause (e) and Sections 9.5(d),
            (f), (g), and (h) shall in no event exceed $10,000,000 in the aggregate at any time;

                           (f) purchase money Indebtedness  described in Section
            9.4(f);  provided that the aggregate outstanding principal amount of

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

            all such purchase money Indebtedness permitted under this clause (f) and of all Indebtedness permitted under Sections 9.5(d), (e), (g), and (h) shall in no event exceed $10,000,000 in the aggregate at any time;

                           (g) Indebtedness for Money Borrowed arising from Capital Leases described in Section 9.4(g); provided that the aggregate outstanding principal amount of such Indebtedness for Money Borrowed arising from Capital Leases permitted under this clause (g) and of all Indebtedness permitted under Sections 9.5(d),
            (e), (f), and (h) shall in no event exceed $10,000,000 in the aggregate at any time;

                           (h) Indebtedness for Money Borrowed arising from insurance premium financing plans that fully amortize within one year; provided that the aggregate outstanding principal amount of such Indebtedness for Money Borrowed arising from such insurance premium financing plans permitted under this clause (h) and of all Indebtedness permitted under Sections 9.5(d), (e), (f), and (g) shall in no event exceed $10,000,000 in the aggregate at any time;

                           (i) Deferred Excess Compensation.

                  9.6. Transfer of Assets . Sell, lease, transfer or otherwise dispose of any assets of Borrower or any Guarantor in excess of $250,000 per Fiscal Year other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of the Borrower, no longer best used or useful in its business or that of any Guarantor, (c) transfers of assets necessary to give effect to merger, sale or consolidation transactions permitted by Section 9.8, (d) the disposition of Eligible Securities in the ordinary course of management of the investment portfolio of the Borrower and the Guarantors, and (e) transfers of assets from one Guarantor to another or to the Borrower so long as after giving effect thereto the Agent shall have a first priority perfected security interest in such assets;

                  9.7. Investments . Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower may maintain investments or invest in:

                           (a)   securities   of  any  Person   acquired  in  an
                  Acquisition permitted hereunder;

                           (b) Eligible Securities;

                           (c) investments existing as of the date hereof and as
                  set forth in Schedule 7.4;

                           (d) receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss; and

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                           (e) investments in or loans to Guarantors;

                           (f) other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $500,000;

                  9.8. Merger or Consolidation . (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales permitted under Section 9.6 (a), (b) and (d)); provided, however, (i) any Guarantor may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any Guarantor, and (ii) any other Person may merge into or consolidate with the Borrower or any Guarantor and any Guarantor may merge into or consolidate with any other Person in order to consummate an Acquisition permitted by Section 9.2, provided further, that any resulting or surviving entity shall execute and deliver such agreements and other documents, including a Facility Guaranty, and take such other action as the Agent may require to evidence or confirm its express assumption of the obligations and liabilities of its predecessor entities under the Loan Documents;

                  9.9. Restricted Payments . Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing except;

                           (a) any Guarantor may make Restricted Payments to the
                  Borrower; or

                           (b) any  Guarantor  may make  Restricted  Payments to
                  another Guarantor; or

                           (c) those distributions set forth on Schedule 9.9; or

                           (d) subject to the limitation of Section 7.11, if the
                  Consolidated Leverage Ratio is less than 2.50 to 1.00 as of the end of the previous fiscal quarter, the Borrower may purchase its own stock so long as the aggregate value (as quoted by a national securities exchange on any date) held as treasury stock does not at any time exceed $2,000,000;

                  9.10. Transactions with Affiliates . Other than transactions permitted under Sections 9.7 and 9.8, and transactions with Guarantors, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or the Guarantors for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Guarantor may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Guarantor and (c) in either case in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's (or any Guarantor's) business consistent with past practice of the Borrower and the Guarantors and upon fair and reasonable terms no less favorable to the Borrower (or any Guarantor) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate;

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                  9.11 Compliance with ERISA . With respect to any Pension Plan,
         Employee Benefit Plan or Multiemployer Plan:

                           (a) permit the  occurrence of any  Termination  Event
                  which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC; or

                           (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or

                           (c) permit any  accumulated  funding  deficiency  (as
                  defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

                           (d) fail to make any  contribution  or payment to any
                  Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                           (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under
                  Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(I) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed; or

                           (f) establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $50,000; or

                           (g)  fail,  or  permit  the  Borrower  or  any  ERISA
                  Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and the regulations and interpretations thereof;

                  9.12. Fiscal Year . Change its Fiscal Year;

                  9.13. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with a merger or consolidation permitted pursuant to Section 9.8;


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                  9.14. Change in Control . Cause,  suffer or permit to exist or occur any Change of Control;

                  9.15. Rate Hedging Obligations . Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except for Rate Hedging Obligations incurred to limit risks of currency or interest rate fluctuations to which the Borrower and the Guarantors are subject by virtue of the Indebtedness evidenced by the Notes.

                  9.16. Negative Pledge Clauses . Enter into or cause, suffer or permit to exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided that the Borrower and any Guarantor may enter into such an agreement in connection with property subject to any Lien permitted by this Agreement and not released after the date hereof, when such prohibition or limitation is by its terms effective only against the assets subject to such Lien;

                                    ARTICLE X
                       Events of Default and Acceleration
                       ----------------------------------

                  10.1. Events of Default . If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                           (a) if default  shall be made in the due and punctual
                  payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or
                  Article III, at maturity, by acceleration or otherwise; or

                           (b) if default  shall be made in the due and punctual
                  payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation or of any fees or other amounts payable to any of the Lenders or the Agent on the date on which the same shall be due and payable and such default shall continue for four (4) or more days; or

                           (c) if default  shall be made in the  performance  or
                  observance of any covenant set forth in Section 8.7, 8.11, 8.20, or Article IX;

                           (d) if a default shall be made in the  performance or
                  observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or an officer of the Borrower

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                  becomes aware of such  default,  or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or any of the Lenders or delivered to the Agent or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Lenders or the Agent); or

                           (e) if there shall occur (i) a default,  which is not
                  waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any Guarantor in an amount not less than $100,000 in the aggregate outstanding, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Guarantor, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Guarantor, and such default or event of default shall continue for more than the period of grace, if any, therein specified, or such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

                           (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any other Loan Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

                           (g) if the  Borrower or any  Guarantor  or other Loan
                  Party  shall be  unable  to pay its  debts  generally  as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer which in either case seeks liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

                           (h) if a court of competent  jurisdiction shall enter
                  an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Guarantor or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Guarantor seeking liquidation, reorganization or arrangement or similar

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                  relief  under  the  federal   bankruptcy  laws  or  any  other
                  applicable law or statute of the United States of America or any state, which petition is not dismissed or stayed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Guarantor or of the whole or any substantial part of its properties, which control is not relinquished within sixty
                  (60) days;  or if there is  commenced  against the Borrower or
                  any   Guarantor   any    proceeding   or   petition    seeking
                  reorganization,   arrangement  or  similar  relief  under  the
                  federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition; or

                           (i) if (i) one or more  judgments or orders where the
                  amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $100,000 is rendered against the Borrower or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Borrower's or Guarantors' properties for any amount in excess of $100,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty
                  (30) days; or

                           (j) if the  Borrower or any  Guarantor  shall,  other
                  than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower and such Guarantor, taken as a whole, for a period of more than 30 days; or

                           (k) if the Borrower or any Guarantor shall breach any
                  of the material terms or conditions of any agreement under which any Rate Hedging Obligations permitted hereby is created and such breach shall continue beyond any grace period, if any, relating thereto pursuant to the terms of such agreement, or if the Borrower or any Guarantor shall disaffirm or seek to disaffirm any such agreement or any of its obligations thereunder; or

                           (l) if there  shall  occur and not be waived an Event
                  of Default as defined in any of the other Loan Documents;

                           (m) (i) cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting the Borrower, any Guarantor or any Contract Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local Governmental Authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss (X) in the case of any suspension or temporary loss only, continues for a period greater than 60 days and (Y) results in the suspension or termination of operations of the Borrower or

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

                  any  Guarantor  or in  the  failure  of  the  Borrower  or any
                  Guarantors or any Contract Provider to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under Medicaid Regulations or Medicare Regulations; provided that any such events described in this Section 10.1(m) shall result either singly or in the aggregate in the termination, cancellation, suspension or material impairment of operations or rights to reimbursement which produce 5% or more of the Borrower's gross revenues (on an annualized basis);

                           (n) if there shall occur any Termination Event;

                           (o) any actual or asserted  invalidity (other than by
                  the Agent and Lenders) of any of the Loan Documents;

         then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                                 (A) either or both of the following actions may
                         be taken: (i) the Agent, with the consent of the Required Lenders, may, and at the direction of the
                         Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Revolving Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                                 (B) the  Borrower  shall,  upon  demand  of the
                         Agent or the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

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                                 (C) the  Agent  and each of the  Lenders  shall
                         have all of the rights and remedies available under the Loan Documents or under any applicable law.

                  10.2. Agent to Act. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

                  10.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

                  10.4. No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

                  10.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to Article X hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

                           (a) amounts  due to the Lenders  pursuant to Sections
                  2.10, 3.3, 3.4 and 12.5;

                           (b)  amounts  due to the Agent  pursuant  to  Section
                  11.8;

                           (c) payments of interest on Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

                           (d) payments of principal of Loans and  Reimbursement
                  Obligations, to be applied for the ratable benefit of the Lenders;

                           (e) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to Section 10.1(B);

                           (f) amounts  due to the Lenders  pursuant to Sections
                  3.2(g), 8.15 and 12.9;

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                           (g)  payments  of all other  amounts due under any of
                  the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

                           (h) amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders on a pro rata basis according to the amounts owed; and

                           (i) any other Indebtedness.

                                   ARTICLE XI
                                    The Agent
                                    ---------

                  11.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.5 and the first sentence of
         Section 11.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;
         (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

                  11.2. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 12.1 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to

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         act or to  refrain  from  acting  (and shall be fully  protected  in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

                  11.3. Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 11.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                  11.4. Rights as Lender. With respect to its Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  11.5.  Indemnification.  The Lenders  agree to  indemnify  the
         Agent (to the extent not reimbursed under Section 12.9 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs and expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its

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         ratable  share of any costs or expenses  payable by the Borrower  under
         Section 12.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

                  11.6. Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

                  11.7 Resignation of Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent subject to the approval of the Borrower so long as no Default or Event of Default shall have occurred and be continuing, such approval not to be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  11.8. Fees. The Borrower agrees to pay to the Agent, for its individual account, an annual Administrative Agent's fee as from time to time agreed to by the Borrower and Agent in writing.

                                   ARTICLE XII
                                  Miscellaneous
                                  -------------

                  12.1. Assignments and Participations . (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Revolving Credit Commitment); provided, however, that

                           (i) each  such  assignment  shall  be to an  Eligible
                  Assignee;

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                           (ii) except in the case of an  assignment  to another
                  Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                           (iii) each such  assignment by a Lender shall be of a
                  constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note; and

                           (iv) the parties to such assignment shall execute and
                  deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500.

                  Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 5.6.

         (b) The Agent shall maintain at its address referred to in Section 12.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or its Loans); provided, however, that (i) any such participation shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii)such Lender*s obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participant shall be entitled to the benefit of the yield protection provisions contained in Article V and the right of set-off contained in Section 12.3, and (v) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender*s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment,

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

      modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note, or extending its Revolving Credit Commitment).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.15 hereof.

                  12.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram, telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

             (a) if to the Borrower or any Guarantor:

                 Sheridan Healthcare, Inc.
                 4561 Sheridan Street, Suite 400
                 Hollywood, Florida 33021
                 Attn: Mitchell Eisenberg, M.D., President
                 Telephone:       (954) 986-7550
                 Telefacsimile:  (954) 987-8359

                 with a copy to:
                 Sheridan Healthcare, Inc.
                 4561 Sheridan Street, Suite 400
                 Hollywood, Florida 33021
                 Attn:Jay A. Martus, Esquire, Vice President and General Counsel
                 Telephone:       (954) 986-7770
                 Telefacsimile:  (954) 987-8359

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

             (b) if to the Agent:

                 NationsBank, National Association
                 Independence Center, 15th Floor
                 NC1-001-15-04
                 Charlotte, North Carolina  28255
                 Attention: Agency Services
                 Telephone:       (704) 388-3916
                 Telefacsimile:   (704) 386-9923

                 with a copy to:

                 NationsBank, National Association
                 100 North Tryon Street, 8th Floor
                 Charlotte, North Carolina 28255
                 Attention: Michael A. Crabb, III
                 Telephone: (704) 388-6000
                 Telefacsimile: (704) 388-6002

            (c)  if to the Lenders:

                 At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

                  12.3. Right of Setoff; Adjustments . (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 12.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of

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         the  Lenders;  provided,  however,  that if all or any  portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without
         interest.   The  Borrower  agrees  that  any  Lender  so  purchasing  a participation from a Lender pursuant to this Section 12.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

                  12.4. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

                  12.5. Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the syndication, preparation, execution, and delivery of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all reasonable costs and expenses of the Agent, including without limitation, the reasonable fees and expenses of counsel for the Agent, in connection with any future modification or amendment of this Agreement, the other Loan Documents, and the other documents delivered hereunder. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 12.5 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

                  12.6. Amendments and Waivers . Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article XI or the rights or duties of


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         the Agent are affected  thereby,  by the Agent);  provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, (iv) change the percentage of the Revolving Credit Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement or (v) release any Guarantor or all or substantially all of the Collateral.

                  12.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

                  12.8. Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agent or such Lender harmless for, the amount of such payment surrendered until the Agent or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  12.9. Indemnification; Limitation of Liability. In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of credit under the Loans, the Borrower hereby indemnifies, exonerates and holds the Agent and each

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         Lender and each of their respective  affiliates,  officers,  directors,
         employees,   agents  and  advisors   (collectively,   the  "Indemnified
         Parties") free and harmless from and against any and all claims, actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities") that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the execution, delivery, enforcement, performance or administration of this Agreement and the other Loan Documents, or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit, whether or not such action is brought against the Agent or any Lender, the shareholders or creditors of the Agent or any Lender or an Indemnified Party or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated herein are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is
         permissible   under   applicable  law.  The  Borrower  agrees  that  no
         Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of the Guarantors, any Loan Party, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided, however, in no event shall any Indemnified Party be liable for consequential, indirect or special, as opposed to direct, damages. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 12.9 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

                  12.10. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

                  12.11. Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

                  12.12. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

                  12.13. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in

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         the  nature of  interest  under  applicable  law shall not  exceed  the
         Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if
         the   Highest   Lawful   Rate  had  at  all  times   been  in   effect.
         Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

                  12.14. Governing Law; Waiver of Jury Trial .

                           (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

                           (b)  EACH  PARTY  HEREBY  EXPRESSLY  AND  IRREVOCABLY
                  AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE
                  TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF BROWARD, STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS

                  GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                           (c) EACH PARTY HEREBY  AGREES THAT SERVICE OF PROCESS
                  MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                           (d) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                           (e) IN ANY ACTION OR  PROCEEDING TO ENFORCE OR DEFEND
                  ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

                  12.15. Confidentiality. The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person who agrees to comply with the terms of this Section 12.15 if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulator agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed assignee.

                  12.16 Payments. All principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Agent at the Principal Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day this is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable, and as the case may be.

                         [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                            SHERIDAN HEALTHCARE, INC.
WITNESS:

 s/Wade M. Kennedy                          By:  s/Jay A. Martus, V.P.
------------------                               ------------------------------
                                            Name:    Jay A. Martus
 s/Lucy L. Tate                     Title:  Vice President


WITNESS:                                   NATIONSBANK, NATIONAL ASSOCIATION,
                                           as Agent for the Lenders

 s/Kimberly Saltrick                        By: s/Michael S. Sylvester
--------------------                            ----------------------
                                            Name: Michael S. Sylvester
 s/Lucy L. Tate                             Title:  Vice President
--------------------
                                            NATIONSBANK, NATIONAL ASSOCIATION


                                            By:  s/Michael S. Sylvester
                                                 -------------------------------
                                            Name:    Michael S. Sylvester
                                            Title:   Vice President

                                            Applicable Lending Office:
                                            NationsBank, National Association
                                            Independence Center, 15th Floor
                                            NC1-001-15-04
                                            Charlotte, North Carolina  28255
                                            Attention: Agency Services
                                            Telephone:        (704) 388-3916
                                            Facsimile:        (704) 386-9923

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH

                                            By:        s/J. Walter Bland
                                                  ------------------------------
                                            Name:    J. Walter Bland
                                                  ------------------------------
                                            Title:      Vice President
                                                  ------------------------------

                                            By:          s/Robert B. Benoit
                                                  ------------------------------
                                            Name:      Robert B. Benoit
                                                  ------------------------------
                                            Title:     Senior Vice President
                                                  ------------------------------

                           Applicable Lending Office:
                           1201 W. Peachtree Street, Suite 3450
                           Atlanta, Georgia 30309
                           Attention: Mr. Walter Bland, Vice President
                           Telephone: (404) 877-9113
                           Facsimile: (404) 877-9150

                           FIRST UNION NATIONAL BANK

                           By:       s/Joseph H. Towell
                           Name:   Joseph H. Towell
                           Title:     Senior Vice President

                           Applicable Lending Office:
                           One First Union Center
                           Charlotte, North Carolina 28288-0735
                           Attention: Mr. Rodney Carson, Vice President
                           Telephone:  (704) 383-4097
                           Facsimile:  (704) 383-9144

                           SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                           By:        s/Janet P. Sammons
                           Name:    Janet P. Sammons
                           Title:      Vice President

                           Applicable Lending Office:
                           200 S. Orange Avenue, Mail Code: 0-1101
                           Orlando, Florida 32802
                           Attention: Ms. Karen George, Executive Vice President
                           Telephone:  (407) 237-4541
                           Facsimile:  (407) 237-5489

                           BANKBOSTON, N.A.


                           By:       s/Walter J. Marullo
                           Name:   Walter J. Marullo
                           Title:     Vice President

                           Applicable Lending Office:
                           100 Federal Street, MS 01-08-06
                           Boston, Massachusetts 02110
                           Attention: Mr. Walter J. Marullo, Vice President
                           Telephone:  (617) 434-2308
                           Facsimile:  (617) 434-0819

                           LASALLE NATIONAL BANK
                           By:        s/Jody M. Staszesky
                           Name:    Jody M. Staszesky
                           Title:      First Vice President

                           Applicable Lending Office:
                           135 S. LaSalle Street
                           Chicago, Illinois 60603
                           Attention: Ms. Jody M. Staszesky
                           Telephone:  (312) 904-5416
                           Facsimile:  (312) 904-6457

                           UNION BANK OF CALIFORNIA, N.A.

                           By:        s/Jennifer L. Banks
                           Name:    Jennifer L. Banks
                           Title:      Vice President

                           Applicable Lending Office:
                           445 S. Figueroa Street
                           Los Angeles, California 90071
                           Attention: Mr. Ted Scribner, Credit Officer
                           Telephone:  (213) 236-6918
                           Facsimile:  (213) 236-7636

                                  Form of Note

                                 Promissory Note
                                (Revolving Loan)

$---------------                                       ---------, --------------

                                                                  April 30, 1998

         FOR VALUE RECEIVED, SHERIDAN HEALTHCARE, INC., a Delaware corporation having its principal place of business located in Hollywood, Florida (the "Borrower"), hereby promises to pay to the order of __________________________________________ (the "Lender"), in its individual capacity, in care of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) pursuant to the Second Amended and Restated Credit Agreement dated as of April___, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.2 (a) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Note is one of the Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, Guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                                SHERIDAN HEALTHCARE, INC.

WITNESS:

----------------------                       By:
                                                --------------------------------
----------------------                       Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------